UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ETF SERIES SOLUTIONS

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AAM S&P 500 HIGH DIVIDEND VALUE ETF (SPDV)
AAM S&P EMERGING MARKETS HIGH DIVIDEND VALUE ETF (EEMD)
AAM S&P DEVELOPED MARKETS HIGH DIVIDEND VALUE ETF (DMDV)
AAM LOW DURATION PREFERRED AND INCOME SECURITIES ETF (PFLD)
each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
March 9, 2023
Dear Shareholder:
On behalf of the Board of Trustees of ETF Series Solutions, we invite you to the continuation of the Special Meeting of Shareholders (the “Special Meeting”) of the AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM S&P Developed Markets High Dividend Value ETF, and AAM Low Duration Preferred and Income Securities ETF (each, a “Fund,” and collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”). The Special Meeting was convened on January 19, 2023, adjourned to February 24, 2023, and will be reconvened on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Central time.
At the reconvened Special meeting, shareholders of each Fund as of March 7, 2023 (the new record date) will be asked to consider and vote to approve the following proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:
PROPOSAL 1:    For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Trust, on behalf of such Fund, and Advisors Asset Management, Inc. (“AAM” or the “Adviser”) (the “New Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2:    For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC (“VIA”), and the Trust, on behalf of such Fund (the “New VIA Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.
The Board of Trustees of the Trust believes that each Proposal is in the best interest of the relevant Fund(s) and its shareholders and recommends that you vote “FOR” the relevant Proposals. Importantly, approval of each Proposal will not result in any increase in shareholder fees or expenses.
The Special Meeting is scheduled to be held at 11:00 a.m. Central time on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on March 7, 2023, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.proxyvotenow.com/AAM2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of April 28, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (e.g., you have not voted or you revoked your initial proxy) or you have become a new shareholder since October 21, 2022 (the original record date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy card or voting by telephone or through the Internet. However, you do not need to take any action if you were a shareholder as of October 21, 2022 (the original record date of the Special Meeting) and March 7, 2023 (the new record date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.
If you have any questions regarding the Proposals or Proxy Statement, please do not hesitate to call toll-free (833) 252-3690. Representatives will be available Monday through Friday, 10 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund(s).
Sincerely,
Isabella K. Zoller
Secretary
ETF Series Solutions

AAM S&P 500 HIGH DIVIDEND VALUE ETF (SPDV)
AAM S&P EMERGING MARKETS HIGH DIVIDEND VALUE ETF (EEMD)
AAM S&P DEVELOPED MARKETS HIGH DIVIDEND VALUE ETF (DMDV)
AAM LOW DURATION PREFERRED AND INCOME SECURITIES ETF (PFLD)
each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE RECONVENED ON APRIL 28, 2023

NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the “Special Meeting”) of the AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM S&P Developed Markets High Dividend Value ETF, and AAM Low Duration Preferred and Income Securities ETF (each, a “Fund,” and collectively, the “Funds”), a series of ETF Series Solutions (the “Trust”), will be reconvened at 11:00 a.m. Central time on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Special Meeting was convened on January 19, 2023, adjourned to February 24, 2023, and will be reconvened on April 28, 2023.

At the Special Meeting, shareholders of the Funds will be asked to act upon the following proposals:
PROPOSAL 1:    For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Trust, on behalf of such Fund, and Advisors Asset Management, Inc. (“AAM” or the “Adviser”) (the “New Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2:    For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC (“VIA”), and the Trust, on behalf of such Fund (the “New VIA Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
Holders of record of the shares of beneficial interest in the Funds as of the close of business on March 7, 2023 (the new record date) are entitled to vote at the reconvened Special Meeting or any adjournments or postponements thereof.
If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (e.g., you have not voted or you revoked your initial proxy) or you have become a new shareholder since October 21, 2022 (the original record date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy card or voting by telephone or through the Internet. However, you do not need to take any action if you were a Fund shareholder as of October 21, 2022 (the original record date of the Special Meeting) and March 7, 2023 (the new record date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the applicable Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.proxyvotenow.com/AAM2023, and we encourage you to check this website prior to the

Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of April 28, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
By Order of the Board of Trustees

Isabella K. Zoller
Secretary
ETF Series Solutions

March 9, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS
Below is a brief overview of the matter being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on April 28, 2023. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about each proposal (each, a “Proposal” and collectively the “Proposals”), and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. You are receiving these proxy materials because on March 7, 2023 (the “Record Date”) you owned shares of AAM S&P 500 High Dividend Value ETF (“SPDV”), AAM S&P Emerging Markets High Dividend Value ETF (“EEMD”), AAM S&P Developed Markets High Dividend Value ETF (“DMDV”), and/or AAM Low Duration Preferred and Income Securities ETF (“PFLD”), (each, a “Fund,” and collectively, the “Funds”) and, as a result, you have the right to vote on the Proposals and are entitled to be present at and to vote at the Special Meeting. Each share of a Fund is entitled to one vote on the applicable Proposals.
Q. What are the Proposals being considered at the Special Meeting?
A. You are being asked to vote on the following proposals:
PROPOSAL 1:    For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Trust, on behalf of such Fund, and Advisors Asset Management, Inc. (“AAM” or the “Adviser”) (the “New Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2:    For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC (“VIA”), and the Trust, on behalf of such Fund (the “New VIA Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
Q. Will the Proposals affect the investments made by the Funds?
A. No. Approval of the Proposals by each Fund’s shareholders will not have any effect on the relevant Fund’s investment policies, strategies, and risks.
Q. Will the Proposals result in any change in the fees or expenses payable by the Funds?
A. No. Approval of the Proposals by each Fund’s shareholders will not affect the fees or expenses payable by each Fund. If the New Advisory Agreement is approved by each Fund’s shareholders, each Fund will pay AAM a management fee equal to the management fee currently being paid by such Fund to AAM. Under the New VIA Sub-Advisory Agreement, VIA will continue to be compensated by AAM, and not by the Funds.
Q. Why am I being asked to approve a new investment advisory agreement with AAM?
A. On February 1, 2023, a subsidiary of Sun Life Financial Inc. (“Sun Life”) acquired a majority interest in AAM Holdings, Inc. (“AAM Holdings”), AAM’s parent company (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests in AAM Holdings to Sun Life. The Transaction constituted an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which resulted in the automatic termination of the then-existing investment advisory agreement between the Trust, on behalf of the Funds, and AAM.
To enable AAM to continue serving as investment adviser to the Funds after the close of the Transaction, at a meeting of the Board held on October 7, 2022, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act (the “Independent Trustees”), approved a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser. Under the 1940 Act, the approval of the Funds’ new investment advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Because the closing of the Transaction occurred prior to obtaining shareholder approval of the new investment advisory agreement and new sub-advisory agreement among the Adviser, VIA, and the Trust, on behalf of the Funds, the Board met on January 24, 2023 and determined it was in the best interest of each Fund to re-engage the Adviser and VIA on an interim basis to avoid disruption of the Funds’ investment management program.
Q&A-1

The Board unanimously approved (i) an interim agreement between the Adviser and the Trust, on behalf of the Funds and (ii) an interim agreement among the Adviser, VIA, and the Trust, on behalf of the Funds, each in accordance with Rule 15a-4 under the 1940 Act. The interim agreements became effective upon the closing of the Transaction. The terms of each interim agreement are substantially identical to those of the corresponding prior agreement, except for their term provisions. Under the interim agreements, and pursuant to the requirements of the 1940 Act, the Adviser is permitted to serve as interim investment adviser to the Funds until shareholders approve the New Advisory Agreement or 150 days from the effective date of interim agreement, whichever is sooner; VIA is permitted to serve as interim sub-adviser to the Funds until shareholders approve the New VIA Sub-Advisory Agreement or 150 days from the effective date of interim agreement, whichever is sooner.
If each Fund’s shareholders approve the New Advisory Agreement, AAM will continue to serve as the Funds’ investment adviser pursuant to the terms of the New Advisory Agreement.
Q. Why am I being asked to approve a new investment sub-advisory agreement with VIA?
A. As a result of the Transaction and the termination of the Funds’ then-existing investment advisory agreement, the then-existing sub-advisory agreement automatically terminated, and VIA continued serving as the Funds’ investment sub-adviser pursuant to an interim investment sub-advisory agreement that was approved by the Board and which expires 150 days of its effectiveness, as described above.
If the shareholders of each Fund approve the New VIA Sub-Advisory Agreement, VIA will continue to serve as the Funds’ sub-adviser pursuant to the terms of the New VIA Sub-Advisory Agreement expiration of the interim sub-advisory agreement.
Q. Will there be any changes in the services provided to the Funds under the new agreements?
A. No. Under the New Advisory Agreement, AAM will continue to have overall responsibility for the general management and administration of the Funds and to provide oversight of the VIA, monitor VIA’s buying and selling of securities for each Fund, and review the performance of VIA.
Under the New VIA Sub-Advisory Agreement, VIA will continue to provide the same day-to-day portfolio management services to the Funds as it currently provides. VIA is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s respective Index, subject to the supervision of the Adviser and the Board.
Q. Will there be any changes to the portfolio management team for the Funds?
A. No. The portfolio management team for each Fund will not change if shareholders of each Fund approve the Proposals.
Q. Why do I need to vote?
A. Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.
Q. Did I already vote on this?
A. You may have. Holders of record on October 21, 2022 (the original record date) have already received a Proxy Statement and proxy card related to the Proposals.
Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of a Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. However, the following shares outstanding as of the original record date voted on the Proposals, as follows:

Fund	% of Outstanding Shares Voting on Proposals 1 and 2
AAM S&P 500 High Dividend Value ETF	33.911%
AAM S&P Emerging Markets High Dividend Value ETF	38.953%
AAM S&P Developed Markets High Dividend Value ETF	37.808%
AAM Low Duration Preferred and Income Securities ETF	45.014%
Q&A-2

Of those shares that voted on the proposal, the following shares voted “FOR” the each Proposal.

Fund	% of Shares Voting FOR Proposal 1	% of Shares Voting FOR Proposal 2
AAM S&P 500 High Dividend Value ETF	93.471%	92.901%
AAM S&P Emerging Markets High Dividend Value ETF	94.340%	94.813%
AAM S&P Developed Markets High Dividend Value ETF	76.652%	76.886%
AAM Low Duration Preferred and Income Securities ETF	96.209%	96.083%
Without the required vote to approve the Proposals, the January 19, 2023 Special Meeting was adjourned to February 24, 2023. The Board considered whether to reconvene the Special Meeting and continue to solicit shareholders to vote on the Proposals or take other action. Given the high percentage of shares that voted in favor of the Proposals, the Board determined it was in the best interest of each Fund to approve the Proposals, recognizing that the Special Meeting must be reconvened and that the continuation of the solicitation of shareholders would be required. In connection with this solicitation, the Board authorized the Secretary of the Trust to establish a new record date and to determine a date and time to reconvene the Special meeting. Pursuant to such delegated authority, the Secretary of the Trust set a new record date of March 7, 2023 and determined that the Special Meeting be reconvened on April 28, 2023, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Central time.
Q. What happens to my prior proxy? If I already voted, do I need to vote again?
A. If you already submitted a valid proxy card or authorized a proxy in connection with the Special Meeting, and have not changed brokerage accounts or revoked your proxy, then your proxy will remain effective for the shares you held on March 7, 2023 (the new record date). Consequently, you do not need to vote again. However, if you changed brokerage accounts or revoked your proxy, then you need to vote again. In addition, if you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.
Q. What will happen if Fund shareholders do not approve the Proposals?
A. If the Proposals are not approved by each Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of each Fund’s shareholders, solicitation of the approval of different proposals, or the liquidation of such Fund.
Q. How does the Board recommend that I vote in connection with the Proposals?
A. The Board recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.
OTHER MATTERS
Q. Will my Fund(s) pay for this proxy solicitation?
A. No. The Adviser or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s) and use the control number provided;
By Internet: Access the website address printed on the enclosed proxy card(s) and use the control number provided; or
In Person: Attend the Special Meeting as described in the Proxy Statement.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.proxyvotenow.com/AAM2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting in the event that, as of April 28, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Q&A-3

Q. How may I revoke my proxy?
A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
Q. What vote is required to approve each Proposal?
A. The New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of each Fund. The New VIA Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of each Fund. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the applicable Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the applicable Fund.
Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, at (833) 252-3690. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

Q&A-4

AAM S&P 500 HIGH DIVIDEND VALUE ETF (SPDV)
AAM S&P EMERGING MARKETS HIGH DIVIDEND VALUE ETF (EEMD)
AAM S&P DEVELOPED MARKETS HIGH DIVIDEND VALUE ETF (DMDV)
AAM LOW DURATION PREFERRED AND INCOME SECURITIES ETF (PFLD)
each a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT March 9, 2023
This Proxy Statement is being furnished to the shareholders of AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM S&P Developed Markets High Dividend Value ETF, and AAM Low Duration Preferred and Income Securities ETF (each, a “Fund,” and collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Special Meeting”) to be held on April 28, 2023, at 11:00 a.m. Central time at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as March 7, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement and the enclosed proxy card(s) to shareholders is March 13, 2023. The Special Meeting will be held to obtain shareholder approval for the following proposals (each, a “Proposal” and collectively the “Proposals”):
PROPOSAL 1:    For shareholders of each Fund, separately, to approve a new investment advisory agreement between the Trust, on behalf of such Fund, and Advisors Asset Management, Inc. (“AAM” or the “Adviser”) (the “New Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2:    For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC (“VIA”), and the Trust, on behalf of such Fund (the “New VIA Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
At your request, the Trust will send you a free copy of the most recent audited annual report for the relevant Fund or its current prospectus and statement of additional information (“SAI”). Please call the Funds at 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
Background. Advisors Asset Management, Inc., the Funds’ current investment adviser, located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) and has provided investment advisory services to the Funds since each Fund’s inception.
As the Funds’ sub-adviser, VIA, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s respective Index, subject to the supervision of the Adviser and the Board.
AAM is a wholly-owned subsidiary of AAM Holdings, Inc., which is majority-owned by Sun Life Financial, Inc., through its subsidiaries. Sun Life Financial, Inc. is a publicly-traded company. On February 1, 2023, a subsidiary of Sun Life Financial Inc. (“Sun Life”) acquired a majority interest in AAM Holdings (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests in AAM Holdings to Sun Life.
Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Prior Advisory Agreement”) automatically terminated. As a result of the termination of the Prior Advisory Agreement, the investment sub-advisory agreement among the Adviser, VIA, and the Trust, on behalf of the Funds (the “Prior VIA Sub-Advisory Agreement”) also automatically terminated.
Prior to such terminations, the Board met to approve new agreements for the Funds.

At a meeting of the Board, held on October 7, 2022 (the “October Meeting”), the Adviser requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”); (ii) a new sub-advisory agreement among the Adviser, VIA, and the Trust, on behalf of each Fund (the “New VIA Sub-Advisory Agreement”).
At a meeting of the Board on January 24, 2023 (the “January Meeting”), the Board, including a majority of the Independent Trustees, approved (i) an interim investment advisory agreement between the Trust, on behalf of the Funds, and AAM (the “Interim Advisory Agreement”) and (ii) an interim sub-advisory agreement among AAM, VIA, and the Trust, on behalf of the Funds (the “Interim VIA Sub-Advisory Agreement”), pursuant to which AAM and VIA currently act as the adviser and sub-adviser, respectively, for the Funds for a period of up to 150 days, as permitted by Rule 15a-4 under the 1940 Act. The Board determined that the approval of the Interim Advisory Agreement and the Interim VIA Sub-Advisory Agreement was in the best interest of each Fund and its shareholders. The Interim Advisory Agreement and the Interim VIA Sub-Advisory Agreement each became effective on February 1, 2023, immediately upon the closing of the Transaction.
Under the 1940 Act, the approval of the New Advisory Agreement and the New VIA Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of a Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. Shareholders will have equal voting rights (i.e., one vote per share). Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal. Accordingly, as a shareholder of one or more Funds, you are being asked to approve the New Advisory Agreement and the New VIA Sub-Advisory Agreement for that Fund.
The Board believes the Proposals are in the best interests of each Fund and its shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.
PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
The Adviser, located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is a registered investment adviser that provides portfolio supervisory and evaluation services to AAM-sponsored unit investment trusts registered under the 1940 Act and provides investment advisory services to separately managed accounts, mutual funds, ETFs, and the Funds. AAM is a wholly-owned subsidiary of AAM Holdings, Inc., which is majority-owned by Sun Life Financial, Inc., through its subsidiaries. Sun Life Financial, Inc. is a publicly-traded company. In addition, Scott Colyer, the Adviser’s Chief Executive Officer, and Lisa Colyer, are deemed control persons of the Adviser, each by virtue of their roles with entities that own directly and indirectly over 25% of the outstanding capital stock of AAM Holdings, Inc.
At the October Meeting, the Board, including the majority of the Independent Trustees, determined that the approval of AAM to continue serving as the Funds’ investment adviser was in the best interest of the Funds and their shareholders, approved the New Advisory Agreement, and recommended that it be submitted to the Funds’ shareholders for approval. To ensure continuity of service while the Funds seek approval of the New Advisory Agreement, at the January Meeting, the Board approved the Interim Advisory Agreement pursuant to which AAM serves as the Funds’ adviser for a period of up to 150 days after the closing of the Transaction. The Interim Advisory Agreement became effective on February 1, 2023, immediately upon the close of the Transaction.
The Prior Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on October 7, 2022, and by the initial shareholder of each Fund, as follows:

AAM S&P 500 High Dividend Value ETF	November 2, 2017
AAM S&P Emerging Markets High Dividend Value ETF	November 2, 2017
AAM S&P Developed Markets High Dividend Value ETF	November 26, 2018
AAM Low Duration Preferred and Income Securities ETF	November 14, 2019
The Prior Advisory Agreement the Interim Advisory Agreement, and the New Advisory Agreement are identical in all material respects, except for their effective and termination dates and the inclusion of an advisory fee escrow account provision in the Interim Advisory Agreement, as required by Rule 15a-4(b)(2) under the 1940 Act.

If Proposal 1 is approved by the Fund’s shareholders, the New Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If either Proposal 1 or Proposal 2 is not approved by a Fund’s shareholders, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve either the New Advisory Agreement and/or New VIA Sub-Advisory Agreement, as applicable, or different, newly proposed advisory agreement(s) or (ii) the liquidation of the Fund.
Summary of the New Advisory Agreement. A copy of the form of New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.
Duration and Termination. The New Advisory Agreement, like the Prior Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
Both the Prior Advisory Agreement and the New Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Adviser upon one-hundred twenty (120) days’ written notice to the Trust.
Advisory Services. Both the Prior Advisory Agreement and the New Advisory Agreement require that the Adviser regularly provide the Fund with investment research, advice and supervision and continuously furnish an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. Under both advisory agreements, the Adviser is responsible for determining the Fund’s assets to be purchased or sold by the Fund and has the authority to select and retain a sub-adviser to perform some or all of the services for which the Adviser is responsible.
Management Fees. Each Fund’s advisory fee will not change as a result of the approval of the Proposal. Both the Prior Advisory Agreement and the New Advisory Agreement provide that for the services AAM provides to the Funds, each of the Funds pays AAM a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Fund’s average daily net assets as set forth in the table below. For the fiscal year ended October 31, 2022, each Fund paid advisory fees under the Prior Advisory Agreement as set forth in the table below.

Name of Fund	Management Fee	Advisory Fees paid by each Fund to the Adviser
AAM S&P 500 High Dividend Value ETF	0.29%	$175,436
AAM S&P Emerging Markets High Dividend Value ETF	0.49%	$33,654
AAM S&P Developed Markets High Dividend Value ETF	0.39%	$8,548
AAM Low Duration Preferred and Income Securities ETF	0.45%	$652,554
Brokerage Policies. Both the Prior Advisory Agreement and the New Advisory Agreement authorize the Funds’ Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Adviser to seek for each Fund the most favorable execution and net price available under the circumstances. The Adviser may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Adviser.
The table below shows brokerage commissions paid in the aggregate amount by each Fund for the fiscal year ended October 31.

Name of Fund	2022
AAM S&P 500 High Dividend Value ETF	$36,147
AAM S&P Emerging Markets High Dividend Value ETF	$12,488
AAM S&P Developed Markets High Dividend Value ETF	$2,600
AAM Low Duration Preferred and Income Securities ETF	$173,768
During the fiscal year ended October 31, 2022, the Funds did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser or VIA. The Funds did not hold any securities of “regular broker dealers” as of October 31, 2022.
Payment of Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with the advisory services provided for the Funds. The Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Funds (including brokerage commissions and other transaction or custodial charges). Additionally, both the Prior Advisory Agreement and the New Advisory Agreement state that the Adviser agrees to pay all expenses incurred by the Funds except for the management fees paid to the Adviser pursuant to the applicable advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
Other Provisions. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Trust and its affiliated persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith, or negligence in the performance of its duties under the agreement or by reason of its reckless disregard of its obligations and duties under the agreement.
Executive Officers and Directors of AAM. Information regarding the principal executive officers and directors of AAM is set forth below. The address of AAM and its executive officers and directors is 18925 Base Camp Road, Suite 203, Monument, Colorado 80132. The following individuals are the executive officers and directors of AAM:

Name	Principal Occupation
Scott Colyer	Chairman, Chief Executive Officer and Director
Lisa Colyer	Executive Vice President and Director
James Costas	Executive Vice President and Director
John Galvin	Executive Vice President and Director
Jeffrey Opie	Executive Vice President and Chief Financial Officer
Timothy Stoklosa	Executive Vice President and Chief Operating Officer
Richard Stewart	Executive Vice President
Charles Sickles	Executive Vice President
Marilee Ferone	Executive Vice President
John Webber	Senior Vice President, Chief Compliance Officer and Secretary
Alex Meitzner	Senior Vice President
Brian Gilbert	Senior Vice President
Christopher Genovese	Managing Director and Director
Clifford Corso	President and Chief Investment Officer
Matthew Lloyd	Chief Investment Strategist
Bart Daniel	Chief Technology Officer and Director
No Trustee or officer of the Trust currently holds any position with AAM or its affiliated persons. No Trustee or officer of the Trust holds any position with Sun Life or its affiliated persons.
Required Vote. Approval of Proposal 1 requires the affirmative “vote of the holders of a majority of the outstanding voting securities” of each Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares of a Fund. If Proposal 1 is approved by a Fund’s shareholders, the New Advisory Agreement, the New Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If Proposal 1 is not approved by a Fund’s shareholders, the Board will consider alternatives for such Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement or (ii) the liquidation of the Fund.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 1, AAM will provide at least the same level of services that it currently provides under the Interim Advisory Agreement and that it had provided under the Prior Advisory Agreement. The Board was presented with information demonstrating that the New Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
In considering the New Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services provided, and to be provided, by AAM; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by AAM or its affiliates from services rendered to the Funds as well as the estimated cost of the services to be provided by AAM and the profits expected to be realized by AAM from providing such services, including any other financial benefits enjoyed by AAM or its affiliates; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by AAM in connection with its services to the Funds are, or will be, shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the written materials presented at the October Meeting in its consideration of whether the New Advisory Agreement should be approved. Among other things, representatives from the Adviser provided an overview of the Transaction and the effect it would have on the management of the Funds. Additionally, representatives from the Adviser provided an oral overview of the Funds’ strategies, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the materials and the Adviser’s oral presentation that it had received and any other information that the Board received at the October Meeting and at prior meetings, and deliberated on the approval of the New Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the New Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. The Trustees also considered that the services to be provided under the New Advisory Agreement were identical in all material respects to those services provided under the Prior Advisory Agreement. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information. The Board also considered the Adviser’s statements that the scope and quality of services provided to the Funds by the Adviser would not diminish as a result of the Transaction. The Board considered that the services to be provided under the New Advisory Agreement would be identical in all material respects to those services provided under the Prior Advisory Agreement and Interim Advisory Agreement.
The Board also considered other services provided by the Adviser to the Funds, including oversight of the Sub-Advisers, monitoring each Fund’s adherence to its investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which a Fund achieves its investment objective as an index fund or as an actively managed fund, as applicable. The Board also took into consideration the business, litigation, and regulatory risks to which the Adviser is subject as investment adviser to each Fund.
Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended June 30, 2022, had been included in the October Meeting materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category (the “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.
AAM S&P 500 High Dividend Value ETF: The Board noted that, for each of the one-year, three-year, and since inception periods ended June 30, 2022, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund outperformed its broad-based benchmark, the S&P 500 Index, for the one-year period, but the Fund underperformed the same benchmark for the three-year and since inception periods. The benchmark index provides an indication of the performance of U.S. large-cap companies.
The Board noted that, for the one-year and since inception periods ended June 30, 2022, the Fund outperformed the median return of its Category Peer Group (US Fund Large Value) but underperformed its Peer Group, and, for the three-year period, the Fund underperformed both its Category Peer Group and Peer Group. The Board also noted that the Fund performed within the range of returns for the Selected Peer Group for the three-year period but underperformed each of the funds from the Selected Peer Group over the one-year period ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include domestic, large market capitalization dividend funds.
AAM S&P Emerging Markets High Dividend Value ETF: The Board noted that, for each of the one-year, three-year, and since inception periods ended June 30, 2022, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund outperformed its broad-based benchmark, the S&P Emerging Plus LargeMidCap Index, for the one-year period, but the Fund underperformed the same benchmark for the three-year and since inception periods. The benchmark index is designed to measure the performance of large- and mid-cap securities in emerging markets, including South Korea.
The Board noted that, for the one-year period ended June 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (US Fund Diversified Emerging Markets), and, for the three-year and since inception periods, the Fund performed in line with the median return of its Peer Group and Category Peer Group. The Board also noted that the Fund generally performed within the range of the Selected Peer Group for the one- and three-year periods ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include emerging market dividend funds with management fees under 65 basis points.
AAM S&P Developed Markets High Dividend Value ETF: The Board noted that, for each of the one-year, three-year, and since inception periods ended June 30, 2022, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund outperformed its broad-based benchmark, the S&P Developed BMI Ex-U.S. & Korea LargeMidCap Index, for the one-year period, but the Fund underperformed the same benchmark for the three-year and since inception periods. The benchmark index is designed to measure the performance of large- and mid-cap securities in developed markets, excluding the U.S. and Korea.
The Board noted that, for the one-year period ended June 30, 2022, the Fund performed in line with the median return of its Peer Group and Category Peer Group (US Fund Foreign Large Value), but the Fund underperformed its Peer Group and Category Peer Group for the three-year and since inception periods. The Board also noted that the Fund generally performed within the range of the Selected Peer Group for the one-year period but underperformed each of the funds from the Selected Peer Group over the three-year period ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include passively managed, international dividend funds.
AAM Low Duration Preferred and Income Securities ETF: The Board noted that, for each of the one-year and since inception periods ended June 30, 2022, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund outperformed its broad-based benchmark, the ICE Exchange-Listed Preferred & Hybrid Securities Index, for the one-year period, but the Fund underperformed the same benchmark for the since inception period. The benchmark index measures the performance of a select group of exchange-listed, U.S. dollar denominated preferred securities, hybrid securities and convertible preferred securities.
The Board noted that, for the one-year and since inception periods ended June 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (US Fund Preferred Stock). The Board also noted that the Fund outperformed each of the funds in the Selected Peer Group for the one-year period ended June 30, 2022. The funds included by the Adviser in the Selected Peer Group include ETFs that invest in preferred securities.
The Board also considered that the Fund commenced operations on November 19, 2019, and thus had been operating for less than three years as of June 30, 2022, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.
Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses, noting that the advisory fees to be paid to the Adviser for its services to the Funds under the New Advisory Agreement were identical to those in the Prior Advisory Agreement. In addition, the Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b‑1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of the Adviser’s own fee and resources. The Board also noted that each Fund’s net expense ratio was equal to its unified fee.
The Board compared each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.
AAM S&P 500 High Dividend Value ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.
AAM S&P Emerging Markets High Dividend Value ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.
AAM S&P Developed Markets High Dividend Value ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.
AAM Low Duration Preferred and Income Securities ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio, but within the range, of the funds in the Peer Group and lower than the median net expense ratio of the Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received, and expected to be received, by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability, and expected profitability, with respect to each Fund at various actual and projected Fund asset levels.
The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.
Conclusion. No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that the New Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, determined that the approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders.
Expenses Related to Proposal 1. All expenses associated with Proposal 1 will be borne by the Adviser or its affiliates and not by the Funds.
THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.
PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH VIA
VIA, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, was formed in 2014 and provides investment advisory services to ETFs, including the Funds. VIA is a limited liability company and a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Brian Shepler, and Mohammad Baki serve as the trustees of the Vident Investors’ Oversight Trust. Vident Financial, LLC and Vident Investors’ Oversight Trust are located at the same address as VIA.
At the October Meeting, the Board, including a majority of the Independent Trustees, determined that the approval of VIA to continue serving as the sub-adviser to each Fund was in the best interest of the Funds and their shareholders, approved the New VIA Sub-Advisory Agreement, and recommended that it be submitted to the shareholders of each Fund for approval. To ensure continuity of service while the Funds seek approval of the New VIA Sub-Advisory Agreement, at the January Meeting, the Board approved the Interim VIA Sub-Advisory Agreement pursuant to which VIA serves as the Funds’ adviser for a period of up to 150 days after the closing of the Transaction. The Interim VIA Sub-Advisory Agreement became effective on February 1, 2023, immediately upon the close of the Transaction.
The Prior VIA Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on April 21-22, 2022, and by the initial shareholder of each Fund, as follows:

AAM S&P 500 High Dividend Value ETF	November 2, 2017
AAM S&P Emerging Markets High Dividend Value ETF	November 2, 2017
AAM S&P Developed Markets High Dividend Value ETF	November 26, 2018
AAM Low Duration Preferred and Income Securities ETF	November 14, 2019
Except for the term and dates of the sub-advisory agreements, the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are identical in all material respects.
If Proposal 2 is approved by a Fund’s shareholders, the New VIA Sub-Advisory Agreement, the New VIA Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If either Proposal 1 or Proposal 2 is not approved by a Fund’s shareholders, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve the New VIA Sub-Advisory Agreement, or a different, newly proposed advisory agreement or (ii) the liquidation of the Fund.
Summary of the New VIA Sub-Advisory Agreement. A copy of the form of New VIA Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the material terms of the New VIA Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.
Duration and Termination. The New VIA Sub-Advisory Agreement, like the Prior VIA Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New VIA Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Both the Prior VIA Sub-Advisory Agreement and the New VIA Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of each Fund, (iii) by the Adviser upon sixty (60) days’ written notice to VIA, or (iv) by VIA upon ninety (90) days’ written notice to the Adviser and the Board.
Sub-Advisory Services. Both the Prior VIA Sub-Advisory Agreement and the New VIA Sub-Advisory Agreement require that the sub-adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with each Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, VIA determines the portfolio assets to be purchased or sold by each Fund and places orders with or through broker dealers selected by VIA.
Management Fees. Each Fund’s sub-advisory fee will not change as a result of the approval of Proposal 2. Both the Prior VIA Sub-Advisory Agreement and the New VIA Sub-Advisory Agreement provide that for VIA’s services, VIA is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, and subject to a minimum annual fee as set forth in the table below. For the fiscal year October 31, 2022, the Adviser paid sub-advisory fees to VIA for each Fund as set forth in the table below:

Name of Fund	Sub-Advisory Fee	Minimum Annual Fee under the VIA Sub-Advisory Agreement	Fees earned by VIA for the services provided to each Fund
AAM S&P 500 High Dividend Value ETF	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million	$12,000	$24,201
AAM S&P Emerging Markets High Dividend Value ETF	0.06% on the first $250 million; 0.05% on the next $250 million; and 0.04% on net assets in excess of $500 million	$25,000	$25,000
AAM S&P Developed Markets High Dividend Value ETF	0.05% on the first $250 million in net assets; 0.04% on the next $250 million in net assets; and 0.03% on net assets in excess of $500 million	$18,000	$18,000
AAM Low Duration Preferred and Income Securities ETF	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million	$20,000	$57,993
Brokerage Policies. Both the Prior VIA Sub-Advisory Agreement and the New VIA Sub-Advisory Agreement authorize VIA to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and direct VIA to seek for the Funds the most favorable execution and net price available under the circumstances. VIA may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Sub-Adviser. For the fiscal year ended October 31, 2022, the Funds did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Funds’ distributor, VIA, or any affiliated persons of such persons.
Payment of Expenses. Both the Prior VIA Sub-Advisory Agreement and the New VIA Sub-Advisory Agreement provide that VIA will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Funds. VIA will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).
Other Provisions. Both the Prior VIA Sub-Advisory Agreement and the New VIA Sub-Advisory Agreement provide that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of VIA, VIA shall not be subject to liability to the Trust or the Funds or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.
Portfolio Managers. Austin Wen, CFA, Portfolio Manager for VIA, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA, are jointly responsible for the day-to-day management of the Funds under the Interim VIA Sub-Advisory Agreement. Upon shareholder approval of Proposal 2, Messrs. Wen and Zayas will continue to be responsible for the management of the portfolios for the Funds.
Mr. Wen serves as Portfolio Manager for VIA. Mr. Wen has been a Portfolio Manager of VIA since 2016 and has eight years of investment management experience. His focus at VIA is on portfolio management and trading, risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, LLC of VIA, beginning in 2014, working on the development and review of investment solutions. He began his career in 2011 as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the CFA designation.

Mr. Zayas serves as Portfolio Manager for VIA. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and Trading. Mr. Zayas specializes in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining VIA in 2017, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.
Executive Officers and Directors of VIA. Information regarding the principal executive officers and directors of VIA is set forth below. The address of VIA and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VIA:

Name	Position with VIA
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer
No Trustee or officer of the Trust currently holds any position with VIA or its affiliated persons.
Required Vote. Approval of Proposal 2 requires the affirmative “vote of the holders of a majority of the outstanding voting securities” of each Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares of a Fund. If Proposal 2 is approved by a Fund’s shareholders, the New VIA Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If Proposal 2 is not approved by a Fund’s shareholders, the Board will consider alternatives for such Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve either the New VIA Sub-Advisory Agreement or a different, newly proposed advisory agreement or (ii) the liquidation of the Fund.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New VIA Sub-Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 2, VIA will provide at least the same level of services that it currently provides under the Interim Advisory Agreement and that it had provided under the Prior Advisory Agreement. The Board was presented with information demonstrating that the New Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
In considering the New VIA Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services provided, and to be provided, by VIA; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by VIA or its affiliates from services rendered to the Funds as well as the estimated cost of the services to be provided by VIA and the profits expected to be realized by VIA from providing such services, including any other financial benefits enjoyed by VIA or its affiliates; (iv) the extent to which any economies of scale realized by VIA in connection with its services to the Funds are, or will be, shared with Fund shareholders; and (v) other factors the Board deemed to be relevant.
The Board also considered that VIA, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the written materials presented at the October Meeting in its consideration of whether the New VIA Sub-Advisory Agreement should be approved. The Board then discussed the materials, as well as any other relevant information received by the Board at the October Meeting and at prior meetings, including VIA’s 15(c) presentation at the July 21, 2022, quarterly Board meeting, and deliberated on the approval of the New VIA Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the New Sub-Advisory Agreement, noting that VIA had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by VIA, the Board considered the quality of VIA’s compliance program and past reports from the Trust’s CCO regarding the CCO’s review of VIA’s compliance program. The Board also considered its previous experience with VIA providing investment management services to the Funds as well as other series of the Trust. The Board noted that it had received a copy of the VIA registration form and financial statements, as well as VIA’s response to a detailed series of questions that included, among other things, information about VIA’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, and marketing practices. The Board considered that the services to be provided under the New VIA Sub-Advisory Agreement would be identical in all material respects to those services provided under the Prior VIA Sub-Advisory Agreement and Interim VIA Sub-Advisory Agreement.

The Board noted the responsibilities that VIA has as the Funds’ investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily basket of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Funds’ shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board also considered VIA’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services. The Board also took into consideration the business, litigation, and regulatory risks to which VIA is subject as investment sub-adviser to the applicable Fund.
Historical Performance. The Trustees next reviewed each Fund’s performance, noting that each Fund is passively managed and VIA’s portfolio managers attempt to track the total return performance of the Funds’ underlying indices. The Board considered the same performance information that it reviewed as part of its due diligence with respect to the Adviser’s performance. In particular, the Board considered the Barrington Report, which compared each Fund’s performance with the returns of the Peer Group and the Category Peer Group for the periods ended June 30, 2022, as applicable, as well as other relevant information contained in the October Meeting materials, including a comparison of each Fund’s performance with the returns of the Selected Peer Group, as applicable. The Board considered the Sub-Adviser’s performance with respect to each Fund’s past investment performance in light of these reports.
The Board also noted that PFLD commenced operations less than three years before June 30, 2022, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management.
Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to VIA for its services to the Funds. The Board considered that the fees paid to VIA are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and VIA. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed, and the responsibilities and obligations assumed, by each firm and noted that the fees were generally lower than or in line with those charged by VIA in connection with other exchange-traded funds managed by VIA. The Board also evaluated the compensation and benefits received by VIA from its relationship with the Funds, taking into account an analysis of VIA’s profitability with respect to the Funds at various actual and projected Fund asset levels.
The Board expressed the view that it currently appeared that VIA might realize economies of scale in managing the Funds as assets grow in size, noting that the Funds’ sub-advisory fee rates increase when Fund assets under management rise above specified levels. As a result, any benefits from the existing sub-advisory fee schedule would accrue to VIA; whereas, if the sub-advisory fee schedule included breakpoints, any benefits from an increase in assets under management would accrue to the Adviser due to its unified fee. Consequently, the Board determined that it would monitor advisory and sub-advisory fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.
Conclusion. No single factor was determinative of the Board’s decision to approve the New VIA Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that the New VIA Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Funds. The Board, including the Independent Trustees, determined that the approval of the New VIA Sub-Advisory Agreement was in the best interests of the Funds and its shareholders.
Expenses Related to Proposal 2. All expenses associated with Proposal 2 will be borne by the Adviser or its affiliates and not by the Funds.
THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

OTHER INFORMATION
Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to each Fund, including the Proposals.
Shareholders of each Fund at the close of business on March 7, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the following shares of each Fund were issued and outstanding:

AAM S&P 500 High Dividend Value ETF	2,650,000
AAM S&P Emerging Markets High Dividend Value ETF	950,000
AAM S&P Developed Markets High Dividend Value ETF	100,000
AAM Low Duration Preferred and Income Securities ETF	9,475,000
If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (e.g., you have not voted or you revoked your initial proxy) or you have become a new shareholder since October 21, 2022 (the original record date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy card or voting by telephone or through the Internet. However, you do not need to take any action if you were a shareholder as of October 21, 2022 (the original record date of the Special Meeting) and March 7, 2023 (the new record date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free (833) 252-3690. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” each Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for each Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to such Proposal, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of a Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of each Proposal and vote against adjournment all proxies that voted against each Proposal.
Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to such Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposals and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a Proposal are not received, the chair of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such Proposal to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust, the Adviser, and/or Morrow Sodali Fund Solutions, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.
Meeting Venue. We intend to hold the Special Meeting in person at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.proxyvotenow.com/AAM2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of April 28, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Distributor, Administrator and Transfer Agent. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Share Ownership. To the knowledge of the Trust’s management, as of the close of business on March 7, 2023 the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on March 7, 2023, persons owning of record more than 5% of the outstanding shares of a Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.
AAM S&P 500 High Dividend Value ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	22.28%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	19.59%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.65%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	10.09%	Record
Vanguard Brokerage Services P.O. Box 1110 Valley Forge, PA 19482-1110	6.02%	Record
Stifel Nicolaus & Co Inc 501 North Broadway St Louis, MO 63102-2188	5.98%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	5.41%	Record

AAM S&P Emerging Markets High Dividend Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	33.35%	Record
Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, NY 10010	28.95%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.87%	Record
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	9.40%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.54%	Record

AAM S&P Developed Markets High Dividend Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	25.01%	Record
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	24.52%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.96%	Record
J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	12.56%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.29%	Record
Vanguard Brokerage Services P.O. Box 1110 Valley Forge, PA 19482-1110	5.26%	Record

AAM Low Duration Preferred and Income Securities ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	22.85%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	16.88%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	14.23%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.84%	Record
Stifel Nicolaus & Co Inc 501 North Broadway St Louis, MO 63102-2188	8.83%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.96%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.50%	Record
Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (833) 252-3690. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at www.proxyvotenow.com/AAM2023. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (AAM Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (833) 252-3690. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

FORM OF ETF SERIES SOLUTIONS
INVESTMENT ADVISORY AGREEMENT
with
Advisors Asset Management, Inc.
This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ]th day of [ ], 2023 by and between ETF SERIES SOLUTIONS (the “Trust”), a Delaware statutory trust, and Advisors Asset Management, Inc., a Delaware corporation with its principal place of business at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser anticipates undergoing a change-in-control as a result of a change-in-control of its parent company (the “Transaction”); and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.The Adviser’s Services.

(a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall continuously furnish an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities or other assets shall be purchased for the Funds, what securities or other assets shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b) Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the Commission and capable of performing its sub- advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.

(c) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser may, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser, subject to the Adviser’s oversight, in exercising the Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, the Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s clients.

(e) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

(g) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(h) Adviser Liability for Purchase and Sale Decisions. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(i) Other Activities of the Adviser. The Trust acknowledges that the Adviser intends in the future to act as an investment adviser to other managed accounts and as investment adviser or sub investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

2.Code of Ethics. The Adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

a. Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5.Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, Sub-Advisers.

7.Representations, Warranties and Covenants.

a.Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.
b.ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
c.Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.
d.Use of the Name “AAM.” The Adviser has the right to use the name “AAM” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “AAM” in connection with the Adviser’s management of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “AAM.”
e.Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
f.No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.
g.Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.
h.Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.The Name “AAM.” The Adviser grants to the Trust a sublicense to use the name “AAM” (the “Name”) as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9.Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

Except as may otherwise be prohibited by law or regulation (including any then current Commission staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

10.Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.Assignment. Except as permitted by the 1940 Act, the rules and regulations thereunder, or no-action, interpretive or other guidance issued by the Commission or its staff, this Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

12.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

13.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval of this Agreement by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (iii) the commencement of operations of the Fund. This Agreement shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)The Adviser may at any time terminate this Agreement by not less than one-hundred twenty (120) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14.Certain Definitions. For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
(b)     “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

16.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

18.Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

19.Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ETF SERIES SOLUTIONS on behalf of the series listed on Schedule A	ADVISORS ASSET MANAGEMENT, INC.

By:	By:
Name: Isabella K. Zoller	Name:
Title: Secretary	Title:

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
Dated [ ] [ ], 2023 between
ETF SERIES SOLUTIONS
and
ADVISORS ASSET MANAGEMENT, INC.

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
AAM S&P 500 High Dividend Value ETF	0.29%
AAM S&P Emerging Markets High Dividend Value ETF	0.49%
AAM S&P Developed Markets High Dividend Value ETF	0.39%
AAM Low Duration Preferred and Income Securities ETF	0.45%

Schedule A to Investment Advisory Agreement

Exhibit B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
between
Advisors Asset Management, Inc. and Vident Investment Advisory, LLC and ETF Series Solutions
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ]th day of [ ], 2023 by and between Advisors Asset Management, Inc., a Delaware corporation with its principal place of business at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132 (the “Adviser”), ETF Series Solutions (the “Trust”), and Vident Investment Advisory, LLC, a Delaware limited liability company with its principal place of business located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (the “Sub-Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [ ], 2023, as amended to add additional series, with the Trust; and
WHEREAS, the Adviser anticipates undergoing a change-in-control as a result of a change-in-control of its parent company (the “Transaction”); and
WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties.
A G R E E M E N T
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Declaration of Trust and By-Laws (as defined herein), the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s registration statement on Form N-1A including its prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), all applicable fiduciary duties it may have to the Fund and subject to the following:
(a) The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures and Declaration of Trust and By-Laws (as defined herein) provided to the Sub-Adviser, all applicable fiduciary duties it may have to the Funds and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser, as each is amended from time to time. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code.
(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in a Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek on behalf of each Fund the most favorable execution and net price available under the circumstances. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.
(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
(e) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.
(f) The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.
(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.
(h)The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.
(i) In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.
(j) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(k) The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.
(l) The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

2.Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.
3.Delivery of Documents. The Adviser will furnish the Sub-Adviser with copies of each of the following documents:
(a)The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b)Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);
(c)Prospectus and Statement of Additional Information of the Funds, as amended from time to time;
(d)Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;
(e)Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;
(f)A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and
(g)The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.
The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.
4.Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee for each Fund at the “Rate” specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily net value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee. After the end of each month, the Adviser will pay the Sub-Adviser an amount equal to the greater of the annual “Minimum Fee” specified in Schedule A with respect to each Fund, prorated for the number of days in the month as a portion of the calendar year, or the variable fee specified in Schedule A with respect to each Fund. Such Minimum Fee will be prorated for periods less than a full calendar month based on the number of days such Fund was in existence with the Sub-Adviser acting as sub-adviser during such calendar month except as provided in the following paragraph.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that, if this Agreement is terminated with respect to a Fund within twelve (12) months of its inception under this Agreement, an amount shall be paid by the Adviser to Sub-Adviser equal to the Minimum Fee specified in Schedule A (without prorating) minus any sub-advisory fees (including any Minimum Fee amounts related to a prior calendar year end, if any) already paid during such period.
5.Expenses. The Sub-Adviser will furnish and be responsible for all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the fund, including but not limited to all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.
6.Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.
The provisions of this Section shall survive the termination of this Agreement.
7.Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:
(a)The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;
(b)The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust in the event (i) the Sub-Adviser, a member of its executive management, or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur. The Sub-Adviser will also notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’, the Adviser’s or the Sub-Adviser’s policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide Adviser with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act;
(c)The Sub-Adviser will notify the Adviser immediately upon detection of (a) any failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.
(d)The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
(e)The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;
(f)The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;
(g)This Agreement is a valid and binding agreement of the Sub-Adviser;
(h)The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(i)The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.
(j)The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
8.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
(a)Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund.

This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
(b)Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:
(i)By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;
(ii)By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;
(iii)By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or
(iv)By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
9.Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
(a)in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and
(b)the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).
(c)it has adopted a written code of ethics that complies with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Adviser and the Trust with a (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 204A-1 and Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and the Trust. The Sub-Adviser shall respond to requests for information from the Adviser and Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.
10.Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.
11.Reporting of Compliance Matters.
(a)The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:
(i)a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(iii) a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(iv)an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.
(b) The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
12.Index Data. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.
13.Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
14.Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
15.Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Advisors Asset Management, Inc. 300 Carnegie Center, Suite 300 Princeton, NJ 08540 Attention: Andrew Williams Email: awilliams@aam.us.com
To the Trust at:	ETF Series Solutions c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Isabella K. Zoller, Secretary Email: isabella.zoller@usbank.com
To the Sub-Adviser at:	Vident Investment Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia 30009 Attention: Amrita Nandakumar Email: anandakumar@videntinvestmentadvisory.com

16.[Reserved]
17.Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
18.Representations and Warranties of the Adviser.
(a)Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;
(b)The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;
(c)The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
(d)The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
19.Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
20.Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.
21.Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
22.Miscellaneous.
(a)The Trust represents and warrants that a copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
(b)Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ADVISORS ASSET MANAGEMENT, INC. By: Name: Lance McGray Title: MD, Head of ETF Product
VIDENT INVESTMENT ADVISORY, LLC By: Name: Amrita Nandakumar Title: President
ETF SERIES SOLUTIONS By: Name: Isabella K. Zoller Title: Secretary

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated [ ], 2023 between
ADVISORS ASSET MANAGEMENT, INC.
and
VIDENT INVESTMENT ADVISORY, LLC
and
ETF SERIES SOLUTIONS

Fund	Minimum Fee	Rate
AAM S&P 500 High Dividend Value ETF	$12,000	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million
AAM S&P Emerging Markets High Dividend Value ETF	$25,000	0.06% on the first $250 million; 0.05% on the next $250 million; and 0.04% on net assets in excess of $500 million
AAM S&P Developed Markets High Dividend Value ETF	$18,000	0.05% on the first $250 million; 0.04% on the next $250 million; and 0.03% on net assets in excess of $500 million
AAM Low Duration Preferred and Income Securities ETF	$20,000	0.04% on the first $250 million; 0.03% on the next $250 million; and 0.02% on net assets in excess of $500 million

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free (833) 252-3690 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.proxyvotenow.com/AAM2023 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

AAM S&P 500 High Dividend Value ETF
IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2023
The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, and Alyssa M. Bernard, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and each Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment advisory agreement between the Trust, on behalf of AAM S&P 500 High Dividend Value ETF (the “Fund”), and Advisors Asset Management, Inc. (the “Adviser”). No increase in shareholder fees or expenses is being proposed.
	○	○	○
2.
To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free (833) 252-3690 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.proxyvotenow.com/AAM2023 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

AAM Emerging Markets High Dividend Value ETF
IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2023

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, and Alyssa M. Bernard, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and each Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment advisory agreement between the Trust, on behalf of AAM Emerging Markets High Dividend Value ETF (the “Fund”), and Advisors Asset Management, Inc. (the “Adviser”). No increase in shareholder fees or expenses is being proposed.
	○	○	○
2.
To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free (833) 252-3690 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.proxyvotenow.com/AAM2023 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

AAM Developed Markets High Dividend Value ETF
IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2023

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, and Alyssa M. Bernard, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and each Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment advisory agreement between the Trust, on behalf of AAM Developed Markets High Dividend Value ETF (the “Fund”), and Advisors Asset Management, Inc. (the “Adviser”). No increase in shareholder fees or expenses is being proposed.
	○	○	○
2.
To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free (833) 252-3690 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.proxyvotenow.com/AAM2023 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

AAM Low Duration Preferred and Income Securities ETF
IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2023

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, and Alyssa M. Bernard, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on April 28, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and each Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment advisory agreement between the Trust, on behalf of AAM Low Duration Preferred and Income Securities ETF (the “Fund”), and Advisors Asset Management, Inc. (the “Adviser”). No increase in shareholder fees or expenses is being proposed.
	○	○	○
2.
To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
	○	○	○
THANK YOU FOR VOTING